UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d)
of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) July 13, 2025

Huntington Bancshares Incorporated
(Exact name of registrant as specified in its charter)

Maryland	1-34073	31-0724920
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

Registrant’s address: 41 South High Street, Columbus, Ohio 43287

Registrant’s telephone number, including area code: (614) 480-2265

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of class	Trading Symbol(s)	Name of exchange on which registered
Depositary Shares (each representing a 1/40th interest in a share of 4.500% Series H Non-Cumulative, perpetual preferred stock)	HBANP	NASDAQ
Depositary Shares (each representing a 1/1000th interest in a share of 5.70% Series I Non-Cumulative, perpetual preferred stock)	HBANM	NASDAQ
Depositary Shares (each representing a 1/40th interest in a share of 6.875% Series J Non-Cumulative, perpetual preferred stock)	HBANL	NASDAQ
Common Stock-Par Value $0.01 per Share	HBAN	NASDAQ

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement.

On July 13, 2025, Huntington Bancshares Incorporated, a Maryland corporation (“Huntington”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Veritex Holdings, Inc., a Texas corporation (“Veritex”). The Merger Agreement provides that, upon the terms and subject to the conditions set forth therein, Veritex will merge with and into Huntington (the “Merger”), with Huntington continuing as the surviving corporation in the Merger (the “Surviving Corporation”). Immediately following the Merger, Veritex’s wholly owned banking subsidiary, Veritex Community Bank, will merge with and into Huntington’s wholly owned banking subsidiary, The Huntington National Bank (the “Bank Merger”), which will continue as the surviving bank in the Bank Merger. The Merger Agreement was unanimously approved by the Board of Directors of each of Huntington and Veritex.

Upon the terms and subject to the conditions set forth in the Merger Agreement, at the effective time of the Merger (the “Effective Time”), each share of common stock, par value $0.01 per share, of Veritex (“Veritex Common Stock”) outstanding immediately prior to the Effective Time, other than certain shares held by Huntington or Veritex, will be converted into the right to receive 1.95 shares of common stock (the “Exchange Ratio” and such shares, the “Merger Consideration”), par value $0.01 per share, of Huntington (“Huntington Common Stock”). Holders of Veritex Common Stock will receive cash in lieu of fractional shares.

At the Effective Time, each outstanding Veritex equity award will be treated as follows:

•
Veritex Stock Options:  Each Veritex stock option with a per-share exercise price that is less than the per-share value of the Merger Consideration will be cancelled and the holder of such cancelled option will be entitled to receive an amount in cash equal to the product of (i) the excess of the per share value of the Merger Consideration over the option’s per-share exercise price, multiplied by (ii) the number of shares of Veritex Common Stock subject to such stock option immediately prior to the Effective Time.  Any Veritex stock option with a per-share exercise price that is equal to or greater than the per share value of the Merger Consideration will be cancelled for no consideration.

•
Veritex RSUs Granted Prior to July 13, 2025 and Veritex RSUs Held by Non-Employee Directors.  Each outstanding award of unvested restricted stock units (each, an “RSU”) in respect of shares of Veritex Common Stock (each, a “Veritex RSU”) (a) granted prior to July 13, 2025 or (b) held by a non-employee director of Veritex, whether vested or unvested, will be cancelled and converted into the right to receive a number of shares of Huntington Common Stock equal to the product of (i) the number of shares of Veritex Common Stock subject to such Veritex RSU immediately prior to the Effective Time (assuming achievement of the target level of performance for any Veritex RSUs that are subject to performance-based vesting conditions), multiplied by (ii) the Exchange Ratio.

•
Veritex RSUs Granted On or After July 13, 2025.  Each outstanding Veritex RSU that is granted on or after July 13, 2025, other than a Veritex RSU held by a non-employee director of Veritex, will be assumed by Huntington and converted into an RSU in respect of shares of Huntington Common Stock, with the same terms and conditions as were applicable to such Veritex RSU prior to the Effective Time, in an amount equal to the product of (i) the number of shares of Veritex Common Stock subject to such RSU immediately prior to the Effective Time, multiplied by (ii) the Exchange Ratio, rounded to the nearest whole share of Huntington Common Stock.

The Merger Agreement provides that at or prior to the consummation of the Merger, Huntington will contribute $10 million to the Huntington Foundation, which amount will be dedicated to the markets in which Veritex operates.  The Huntington Foundation will make all decisions regarding the award of such funds, and The Huntington National Bank’s President, Consumer and Regional Banking will work with Malcolm Holland to identify organizations and opportunities that are consistent with Huntington’s charitable giving guidelines.

The Merger Agreement contains customary representations and warranties from both Huntington and Veritex for transactions of this type, and each party has agreed to customary covenants, including, among others, covenants relating to (1) the conduct of its business during the interim period between the execution of the Merger Agreement and the Effective Time and (2) Veritex’s obligation to call a meeting of its shareholders to approve the Merger and the Merger Agreement, and, subject to certain exceptions, to recommend that its shareholders approve the Merger and the Merger Agreement. Veritex has also agreed to certain non-solicitation obligations related to alternative business combination proposals.

The completion of the Merger is subject to customary conditions, including (1) approval of the Merger Agreement by Veritex’s shareholders, (2) authorization for listing on the Nasdaq Stock Market of the shares of Huntington Common Stock to be issued in the Merger, subject to official notice of issuance, (3) the receipt of required regulatory approvals, including the approval of the Board of Governors of the Federal Reserve System and the Office of the Comptroller of the Currency, (4) effectiveness of the registration statement on Form S-4 for the Huntington Common Stock to be issued in the Merger, and (5) the absence of any order, injunction, decree or other legal restraint preventing the completion of the Merger, the Bank Merger or any of the other transactions contemplated by the Merger Agreement or making the completion of the Merger, the Bank Merger or any of the other transactions contemplated by the Merger Agreement illegal. Each party’s obligation to complete the Merger is also subject to certain additional customary conditions, including (i) subject to certain exceptions, the accuracy of the representations and warranties of the other party, (ii) performance in all material respects by the other party of its obligations under the Merger Agreement and (iii) receipt by such party of an opinion from counsel to the effect that the Merger will qualify as a reorganization within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended.

The Merger Agreement provides certain termination rights for both Huntington and Veritex and further provides that a termination fee of $56 million will be payable by Veritex upon termination of the Merger Agreement under certain circumstances.

The foregoing description of the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Merger Agreement, which is attached hereto as Exhibit 2.1 and is incorporated herein by reference.

The representations, warranties and covenants of each party set forth in the Merger Agreement have been made only for the purposes of, and were and are solely for the benefit of the parties to, the Merger Agreement, may be subject to limitations agreed upon by the contracting parties, including being qualified by confidential disclosures made for the purposes of allocating contractual risk between the parties to the Merger Agreement instead of establishing these matters as facts, and may be subject to standards of materiality applicable to the parties that differ from those applicable to investors. Accordingly, the representations and warranties may not describe the actual state of affairs at the date they were made or at any other time, and investors should not rely on them as statements of fact. In addition, such representations and warranties (1) will not survive consummation of the Merger, and (2) were made only as of the date of the Merger Agreement or such other date as is specified in the Merger Agreement. Moreover, information concerning the subject matter of the representations and warranties may change after the date of the Merger Agreement, which subsequent information may or may not be fully reflected in the parties’ public disclosures. Accordingly, the Merger Agreement is included with this filing only to provide investors with information regarding the terms of the Merger Agreement, and not to provide investors with any factual information regarding Huntington or Veritex, their respective affiliates or their respective businesses. The Merger Agreement should not be read alone, but should instead be read in conjunction with the other information regarding Huntington, Veritex, their respective affiliates or their respective businesses, the Merger Agreement and the Merger that will be contained in, or incorporated by reference into, the registration statement on Form S-4 to be filed by Huntington that will include a proxy statement of Veritex and also constitute a prospectus of Huntington, as well as in the Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q and other filings that each of Huntington and Veritex make with the Securities and Exchange Commission (the “SEC”).

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description of Exhibit
2.1	Agreement and Plan of Merger, dated as of July 13, 2025, by and between Huntington Bancshares Incorporated and Veritex Holdings, Inc.*
104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document.

*Pursuant to Item 601(b)(2) of Regulation S-K, certain schedules and similar attachments have been omitted. The registrant hereby agrees to furnish a copy of any omitted schedule or similar attachment to the SEC upon request.

CAUTION REGARDING FORWARD-LOOKING STATEMENTS

This communication may contain certain forward-looking statements, including, but not limited to, certain plans, expectations, goals, projections, and statements about the benefits of the proposed transaction, the plans, objectives, expectations and intentions of Huntington Bancshares Incorporated (“Huntington”) and Veritex Holdings, Inc. (“Veritex”), the expected timing of completion of the transaction, and other statements that are not historical facts and are subject to numerous assumptions, risks, and uncertainties that are beyond the control of Huntington and Veritex. Such statements are subject to numerous assumptions, risks, estimates, uncertainties and other important factors that change over time and could cause actual results to differ materially from any results, performance, or events expressed or implied by such forward-looking statements, including as a result of the factors referenced below. Statements that do not describe historical or current facts, including statements about beliefs and expectations, are forward-looking statements. Forward-looking statements may be identified by words such as expect, anticipate, continue, believe, intend, estimate, plan, trend, objective, target, goal, or similar expressions, or future or conditional verbs such as will, may, might, should, would, could, or similar variations. The forward-looking statements are intended to be subject to the safe harbor provided by Section 27A of the Securities Act of 1933, Section 21E of the Securities Exchange Act of 1934, and the Private Securities Litigation Reform Act of 1995.

Huntington and Veritex caution that the forward-looking statements in this communication are not guarantees of future performance and involve a number of known and unknown risks, uncertainties and assumptions that are difficult to assess and are subject to change based on factors which are, in many instances, beyond Huntington’s and Veritex’s control. While there is no assurance that any list of risks and uncertainties or risk factors is complete, below are certain factors which could cause actual results to differ materially from those contained or implied in the forward-looking statements or historical performance: changes in general economic, political, or industry conditions; deterioration in business and economic conditions, including persistent inflation, supply chain issues or labor shortages, instability in global economic conditions and geopolitical matters, as well as volatility in financial markets; changes in U.S. trade policies, including the imposition of tariffs and retaliatory tariffs; the impact of pandemics and other catastrophic events or disasters on the global economy and financial market conditions and our business, results of operations, and financial condition; the impacts related to or resulting from bank failures and other volatility, including potential increased regulatory requirements and costs, such as FDIC special assessments, long-term debt requirements and heightened capital requirements, and potential impacts to macroeconomic conditions, which could affect the ability of depository institutions, including us, to attract and retain depositors and to borrow or raise capital; unexpected outflows of uninsured deposits which may require us to sell investment securities at a loss; changing interest rates which could negatively impact the value of our portfolio of investment securities; the loss of value of our investment portfolio which could negatively impact market perceptions of us and could lead to deposit withdrawals; the effects of social media on market perceptions of us and banks generally; cybersecurity risks; uncertainty in U.S. fiscal and monetary policy, including the interest rate policies of the Federal Reserve; volatility and disruptions in global capital, foreign exchange and credit markets; movements in interest rates; competitive pressures on product pricing and services; success, impact, and timing of our business strategies, including market acceptance of any new products or services including those implementing our “Fair Play” banking philosophy; changes in policies and standards for regulatory review of bank mergers; the nature, extent, timing, and results of governmental actions, examinations, reviews, reforms, regulations, and interpretations, including those related to the Dodd-Frank Wall Street Reform and Consumer Protection Act and the Basel III regulatory capital reforms, as well as those involving the SEC, OCC, Federal Reserve, FDIC, CFPB and state-level regulators; the occurrence of any event, change or other circumstances that could give rise to the right of one or both of the parties to terminate the merger agreement between Huntington and Veritex; the outcome of any legal proceedings that may be instituted against Huntington or Veritex; delays in completing the transaction; the failure to obtain necessary regulatory approvals (and the risk that such approvals may result in the imposition of conditions that could adversely affect the combined company or the expected benefits of the transaction); the failure to obtain Veritex shareholder approval or to satisfy any of the other conditions to the transaction on a timely basis or at all; the possibility that the anticipated benefits of the transaction are not realized when expected or at all, including as a result of the impact of, or problems arising from, the integration of the two companies or as a result of the strength of the economy and competitive factors in the areas where Huntington and Veritex do business; the possibility that the transaction may be more expensive to complete than anticipated, including as a result of unexpected factors or events; diversion of management’s attention from ongoing business operations and opportunities; potential adverse reactions or changes to business, customer or employee relationships, including those resulting from the announcement or completion of the transaction; the ability to complete the transaction and integration of Huntington and Veritex successfully; the dilution caused by Huntington’s issuance of additional shares of its capital stock in connection with the transaction; and other factors that may affect the future results of Huntington and Veritex. Additional factors that could cause results to differ materially from those described above can be found in Huntington’s Annual Report on Form 10-K for the year ended December 31, 2024 and in its subsequent Quarterly Reports on Form 10-Q, including for the quarter ended March 31, 2025, each of which is on file with the Securities and Exchange Commission (the “SEC”) and available in the “Investor Relations” section of Huntington’s website, http://www.huntington.com, under the heading “Investor Relations” and in other documents Huntington files with the SEC, and in Veritex’s Annual Report on Form 10-K for the year ended December 31, 2024 and in its subsequent Quarterly Reports on Form 10-Q, including for the quarter ended March 31, 2025, each of which is on file with the SEC and available on Veritex’s investor relations website, ir.veritexbank.com, under the heading “Financials” and in other documents Veritex files with the SEC.

All forward-looking statements are expressly qualified in their entirety by the cautionary statements set forth above. Forward-looking statements speak only as of the date they are made and are based on information available at that time. Neither Huntington nor Veritex assume any obligation to update forward-looking statements to reflect actual results, new information or future events, changes in assumptions or changes in circumstances or other factors affecting forward-looking statements that occur after the date the forward-looking statements were made or to reflect the occurrence of unanticipated events except as required by federal securities laws. If Huntington or Veritex update one or more forward-looking statements, no inference should be drawn that Huntington or Veritex will make additional updates with respect to those or other forward-looking statements. As forward-looking statements involve significant risks and uncertainties, caution should be exercised against placing undue reliance on such statements.

IMPORTANT ADDITIONAL INFORMATION

In connection with the proposed transaction, Huntington will file with the SEC a Registration Statement on Form S-4 that will include a Proxy Statement of Veritex and a Prospectus of Huntington, as well as other relevant documents concerning the proposed transaction. The proposed transaction involving Huntington and Veritex will be submitted to Veritex’s shareholders for their consideration. This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction.  INVESTORS AND SHAREHOLDERS OF VERITEX ARE URGED TO READ THE REGISTRATION STATEMENT AND THE PROXY STATEMENT/PROSPECTUS REGARDING THE TRANSACTION WHEN IT BECOMES AVAILABLE AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THOSE DOCUMENTS, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. Shareholders will be able to obtain a free copy of the definitive proxy statement/prospectus, as well as other filings containing information about Huntington and Veritex, without charge, at the SEC’s website (http://www.sec.gov). Copies of the proxy statement/prospectus and the filings with the SEC that will be incorporated by reference in the proxy statement/prospectus can also be obtained, without charge, by directing a request to Huntington Investor Relations, Huntington Bancshares Incorporated, Huntington Center, 41 South High Street, Columbus, Ohio 43287, (800) 576-5007 or to Veritex Investor Relations, Veritex Holdings, Inc., 8214 Westchester Drive, Suite 800, Dallas, Texas 75225, (972) 349-6200.

PARTICIPANTS IN THE SOLICITATION

Huntington, Veritex, and certain of their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from the shareholders of Veritex in connection with the proposed transaction under the rules of the SEC.  Information regarding the interests of the directors and executive officers of Huntington and Veritex and other persons who may be deemed to be participants in the solicitation of shareholders of Veritex in connection with the transaction and a description of their direct and indirect interests, by security holdings or otherwise, will be included in the definitive proxy statement/prospectus related to the transaction, which will be filed by Huntington with the SEC. Information regarding Huntington’s directors and executive officers is available in its definitive proxy statement relating to its 2025 Annual Meeting of Shareholders, which was filed with the SEC on March 6, 2025, and other documents filed by Huntington with the SEC.  Information regarding Veritex’s directors and executive officers is available in its definitive proxy statement relating to its 2025 Annual Meeting of Shareholders, which was filed with the SEC on April 29, 2025, and other documents filed by Veritex with the SEC. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the proxy statement/prospectus and other relevant materials filed with the SEC. Free copies of this document may be obtained as described above under “Important Additional Information.”

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HUNTINGTON BANCSHARES INCORPORATED

Date: July 17, 2025	By:	/s/ Marcy C. Hingst
Marcy C. Hingst
General Counsel